UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 2, 2015

COMVERSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35572	04-3398741

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

200 Quannapowitt Parkway
Wakefield, MA
01880

(Address of Principal Executive Offices)
(Zip Code)

Registrant's telephone number, including area code: (781) 246-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Form 8-K/A is filed as an amendment (this “Amendment No. 1”) to the Current Report on Form 8-K filed by Comverse, Inc. on July 2, 2015 (the “Original Filing”). Amendment No. 1 is being filed to include the financial information required under Item 9.01(b).

Item 9.01.    Financial Statements and Exhibits
(b) Pro Forma Financial Information
The following unaudited pro forma consolidated financial information is attached as Exhibit 99.2 and incorporated herein by reference.

•	Unaudited pro forma condensed consolidated balance sheet of Comverse, Inc. as of April 30, 2015.

•	Unaudited pro forma condensed consolidated statement of operations of Comverse, Inc. for the three months ended April 30, 2015 and for the fiscal years ended January 31, 2015, 2014 and 2013.

(d) Exhibits

Exhibit No.	Description

99.2	Unaudited Pro Forma Condensed Consolidated Financial Information

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

COMVERSE, INC.

Date: July 9, 2015	By:	/s/ Jacky Wu
	Name:	Jacky Wu
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.2	Unaudited Pro Forma Condensed Consolidated Financial Information